                                                                      Exhibit 24

                               POWER OF ATTORNEY

      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 1st day of February, 2005.

                                                  /s/ Blakenham
                                                  ------------------------------
                                                  [signature]

                                                  Blakenham
                                                  ------------------------------
                                                  [print name]

                               POWER OF ATTORNEY

      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 29th day of January, 2005.

                                                  /s/ Steven B. Dodge
                                                  ------------------------------
                                                  [signature]

                                                  STEVEN B. DODGE
                                                  ------------------------------
                                                  [print name]

                               POWER OF ATTORNEY

      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 8th day of February, 2005.

                                                  /s/ Devonshire
                                                  ------------------------------
                                                  [signature]

                                                  DUKE OF DEVONSHIRE
                                                  ------------------------------
                                                  [print name]

                               POWER OF ATTORNEY

      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 25th day of January, 2005.

                                                  /s/ Jeffrey Miro
                                                  ------------------------------
                                                  [signature]

                                                  JEFFREY MIRO
                                                  ------------------------------
                                                  [print name]

                               POWER OF ATTORNEY

      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 24th day of Jan., 2005.

                                                  /s/ Allen Questrom
                                                  ------------------------------
                                                  [signature]

                                                  QUESTROM, ALLEN
                                                  ------------------------------
                                                  [print name]

                               POWER OF ATTORNEY

      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 1st day of February, 2005.

                                                  /s/ Sharon Rockefeller
                                                  ------------------------------
                                                  [signature]

                                                  SHARON ROCKEFELLER
                                                  ------------------------------
                                                  [print name]

                               POWER OF ATTORNEY

      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 24th day of Jan., 2005.

                                                  /s/ Michael I. Sovern
                                                  ------------------------------
                                                  [signature]

                                                  MICHAEL I. SOVERN
                                                  ------------------------------
                                                  [print name]

                               POWER OF ATTORNEY

      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 2nd day of February, 2005.

                                                  /s/ Donald M. Stewart
                                                  ------------------------------
                                                  [signature]

                                                  DONALD M. STEWART
                                                  ------------------------------
                                                  [print name]

                               POWER OF ATTORNEY

      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 24th day of February, 2005.

                                                  /s/ Robert S. Taubman
                                                  ------------------------------
                                                  [signature]

                                                  ROBERT S. TAUBMAN
                                                  ------------------------------
                                                  [print name]

                               POWER OF ATTORNEY

      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 15th day of February, 2005.

                                                  /s/ Robin G. Woodhead
                                                  ------------------------------
                                                  [signature]

                                                  ROBIN G. WOODHEAD
                                                  ------------------------------
                                                  [print name]